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10.19 Credit Facility Letter dated January 22, 2002, between Trio-Tech (KL) Sdn
      Bhd and Public Bank Berhad. *

[LOGO]
PUBLIC BANK
(6463-H)

Our Ref: Sec Dept/OD 3082916428

22 January 2002

PRIVAIE & CONFIDENTIAL

M/S Trio-Tech (KL) Sdn Bhd                                      By Fax / By Post
Blk 1008
Toa Payoh North
#03-09
Singapore 318996

Attention: Ms Leonq Yin Teng

Dear Sirs

Reduction of Overdraft Limit
Old Limit: RM300,000-00
New Limit: RM30,000-00
Under OD Account No. 3-0929164-28

We refer to your letter dated 17 January 2002 and are pleased to inform that your overdraft limit has been reduced from RM300,000-00 to RM30,000-00 with immediate effect.

All other terms and conditions as per our Letter of Offer dated 30 January 1995 remain unchanged.

Meanwhile, kindly acknowledge by signing and returning the duplicate of this letter.

Yours truly
for PUBLIC BANK BERHAD

/s/: Chang Wei Ling
Chang Wei Ling (Ms)
Operations Officer

CWL / - (mm)

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                           [LETTERHEAD OF TRIO-TECH]

TRIO-TECH
(K.L) SDH. BHD. Company No. 197594X


17 January 2002

Chua Swee Leong
Banking Facilities Dept
Public Bank Bhd
Ground Floor Wisma Saudagar                       By fax
420 Batu 5 Jalan Ampang
68000 Ampang Selangor Darul Ehsan
Kuala Lumpur

Dear Mr Chua

Re: Revised Bank Facilities letter
    Current Account No: 3082916428

We would like to have a copy of the revised bank facilities letter after a revision is made in November 2001.

We will appreciate it if we could receive the letter by 28 January 2002. You could fax to us first at 02-2596355 and send it to Blk l008. Toa Payoh North, #03-09 Singapore 318996.

Please do not hesitate call the undersigned at 02-3549744 respectively should you need any clarification.

Thank you

Yours faithfully,

Leong Yin Teng
Accounts Officer